SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):  December 19,2002


                      FASHIONMALL.COM, INC.
       (Exact Name of Registrant as Specified in Charter)

     Delaware                     0-26151               06-1544139

(State or Other Jurisdiction  (Commission File       (I.R.S. Employer
     of Incorporation)             Number)          Identification No.)


       774 Mays Blvd #10-259, Incline Village, NV   89451
      (Address of principal executive office and zip code)


       Registrant's telephone number, including area code:
                         (775) 833-3233


Item 5.   Other Events.

     On December 19, 2002, the Registrant publicly disseminated a press release announcing that its common stock would be delisted from The Nasdaq National Market effective with the open of business on December 27, 2002. A copy of this press release of
the Registrant is included herein as Exhibit 99.1.   This press
release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.


        99.1 Press Release, dated December 19, 2002, announcing that its common stock would be delisted from The Nasdaq National Market effective with the open of business on December 27, 2002.




                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      FASHIONMALL.COM, INC.

                        By:  /s/ Benjamin Narasin
                        Name: Benjamin Narasin
                        Title: Chairman and Chief Executive

Date: December 19, 2002




                          EXHIBIT INDEX

Exhibit
Number                     Description


99.1         Press Release, dated December 19, 2002,
             announcing that its common stock would be delisted from The Nasdaq National Market effective with the open of business on December 27, 2002.



Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:  Benjamin Narasin
Fashionmall.com, Inc.
(775) 833-3233

      Fashionmall.com Receives Notice of Nasdaq Delisting;
           Common Stock Anticipated to Trade on OTCBB

INCLINE VILLAGE, NV, December 19, 2002 -- Fashionmall,com, Inc. (Nasdaq NM: FASH) today announced that it has received notification from the Nasdaq Listing Qualifications Panel that its common stock will be delisted from The Nasdaq National Market at the opening of business on December 27, 2002. Fashionmall's common stock is eligible to trade on the Over-the-Counter Bulletin Board (OTCBB), and it is anticipated that it will begin trading on the OTCBB on December 27, 2002 under the symbol FASH.

Fashionmall   had  previously  reported  that  it  had   received
notification from Nasdaq on September 16, 2002 of its non-compliance with Nasdaq's $1.00 minimum bid price requirement (Marketplace Rule 4450(a)(5)) and $5,000,000 minimum market value of publicly held shares requirement (Marketplace Rule 4450(a)(5)). Fashionmall has not regained compliance with such rules within the 90 calendar days following such notification in accordance with Nasdaq's rules.

The OTCBB is a regulated quotation service that displays real-time quotes, last sale prices and volume information in over-the-counter equity securities. OTCBB securities are traded by a community of registered market makers that enter quotes and trade reports through a computer network. Information regarding the OTCBB, including stock quotes, can be found at www.otcbb.com. Investors should contact their broker for further information about executing trades in Fashionmall's common stock on the OTCBB.

About Fashionmall.com, Inc.

Fashionmall.com, Inc. has historically operated multiple Internet properties within the fashion lifestyle segment and generated revenues from these properties by charging fees for the placement of either store links, advertising, content or other materials on the sites.


Information Regarding Forward-Looking Statements

STATEMENTS IN THIS PRESS RELEASE RELATING TO FASHIONMALL.COM, INC.'S PLANS, OBJECTIVES, OR FUTURE PERFORMANCE ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS. FASHIONMALL.COM, INC.'S ACTUAL STRATEGIES AND RESULTS IN FUTURE PERIODS MAY DIFFER MATERIALLY FROM THOSE CURRENTLY EXPECTED DUE TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE DISCUSSED IN FASHIONMALL.COM, INC.'S 2001 FORM 10-KSB AND SUBSEQUENT 10QSB REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.